SUB-ITEM 77Q1(A) CHARTER AMENDMENT

Incorporated by reference to exhibit (a)(14) to post-effective amendment no. 115 to the Registrant's registration statement filed on Form Type 485BPOS on April 30, 2001 (Accession No. 0000927016-01-500443).